UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 EAST MARKET STREET, SUITE 650 AKRON, ohio	44305
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 20, 2021, at the 2021 annual meeting of stockholders (the “Annual Meeting”) of Babcock & Wilcox Enterprises, Inc. (the “Company”), the stockholders of the Company, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the Babcock & Wilcox Enterprises, Inc. 2021 Long-Term Incentive Plan (the “2021 Plan”) as disclosed below in Item 5.07 of this Form 8-K. The 2021 Plan became effective upon such stockholder approval.

The following summary of the 2021 Plan is qualified in its entirety by reference to the text of the 2021 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Board or one or more committees appointed by the Board will administer the 2021 Plan. The Board has delegated general administrative authority for the 2021 Plan to the Compensation Committee of the Board. The administrator of the 2021 Plan has broad authority under the 2021 Plan to, among other things, select participants and determine the types of awards that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the 2021 Plan include directors of the Company, officers or employees of the Company or any of its affiliates, and certain consultants and advisors to the Company or any of its affiliates.

The maximum number of shares of the Company’s common stock (the “Common Stock”) that may be issued or transferred pursuant to awards under the 2021 Plan equals: (1) 1,250,000 shares, plus (2) the number of any shares subject to awards granted under the Company’s Amended and Restated 2015 Long-Term Incentive Plan (the “2015 Plan”) and outstanding as of May 20, 2021 which expire, or are terminated, surrendered, or forfeited for any reason without issuance of such shares (including for outstanding performance share awards to the extent they are earned at less than maximum). No new awards may be granted under the 2015 Plan. As of May 20, 2021 (immediately prior to the stockholder approval of the 2021 Plan), the total number of shares of Common Stock subject to outstanding awards granted under the 2015 Plan was 2,007,152 shares.

Except as described in the next sentence, shares that are subject to or underlie awards granted under the 2021 Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2021 Plan will not be counted against the plan’s share limit and will be available for subsequent awards under the 2021 Plan.  Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award under the 2021 Plan, as well as any shares exchanged by a participant or withheld by the Company or one of its affiliates to satisfy the tax withholding obligations related to any award, will not be counted against the plan’s share limit and will be available for subsequent awards under the 2021 Plan.  To the extent that an award granted under the 2021 Plan is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the plan’s share limit and will be available for subsequent awards under the 2021 Plan.  To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option granted under the 2021 Plan, only the number of shares issued pursuant to such exercise will be counted against the plan’s share limit.

The types of awards that may be granted under the 2021 Plan include stock options, stock appreciation rights, restricted stock, stock units, and other forms of awards granted with reference to or based on Common Stock or units of Common Stock.

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2021 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, are subject to adjustment in the event of certain corporate events or transactions such as mergers, consolidations, reorganizations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 20, 2021, the Company held the Annual Meeting virtually. At the Annual Meeting, the Company’s shareholders voted on seven proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2021 (the “Proxy Statement”). There were 71,673,010 ordinary shares present at the Annual Meeting in person or by proxy, which represented 83.7% of the combined voting power of ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s ordinary shares were entitled to one vote for each ordinary share held as of the close of business on March 23, 2021. The voting results for each of the seven proposals are detailed below.

Proposal 1:

The approval of amendments to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify the Board and provide for annual elections of all directors beginning at the 2023 annual meeting of stockholders, did not receive the required affirmative vote of at least 80% of the outstanding shares of the Company’s common stock for approval. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
61,733,351	206,307	14,612	9,718,740

Proposal 2:

The election of Henry E. Bartoli and Philip D. Moeller to serve as Class I directors of the Company to serve until the Company’s 2023 annual meeting of stockholders was contingent upon the approval of Proposal 1 to declassify the Board. Since Proposal 1 was not approved at the Annual Meeting, Proposal 2 was deemed null and void.

Proposal 3:

As Proposal 1 was not approved, the stockholders elected Henry E. Bartoli and Philip D. Moeller to serve as Class III directors of the Company, to serve a term of three years expiring at the Company’s 2024 annual meeting of stockholders. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Henry E. Bartoli	60,236,042	1,718,228	9,718,740
Philip D. Moeller	60,646,071	1,308,199	9,718,740

Proposal 4:

The approval of amendments to the Certificate of Incorporation to remove provisions that require the affirmative vote of holders of at least 80% of the voting power to approve certain amendments to the Certificate of Incorporation and the Company’s Amended and Restated Bylaws did not receive the required affirmative vote of at least 80% of the outstanding shares of the Company’s common stock for approval. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
61,681,467	248,843	23,960	9,718,740

Proposal 5:

The stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstain
71,616,626	38,083	18,301

Proposal 6:

The stockholders approved, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
61,204,506	624,059	125,705	9,718,740

Proposal 7:

The stockholders approved the Company’s 2021 Plan, as described above. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
59,415,214	2,426,410	112,646	9,718,740

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
10.1	Babcock & Wilcox Enterprises, Inc. 2021 Long-Term Incentive Plan dated May 20, 2021.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

Date: May 26, 2021	By:	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Accounting Officer and Duly Authorized Representative)